Thornburg Strategic Municipal
Income Fund
September 10, 2010

Class A: TSSAX	Class C: TSSCX	Class I: TSSIX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2010, as revised April 30, 2010, are incorporated by reference into this summary prospectus.

Investment Goal
The Fund seeks a high level of current income exempt from federal individual income tax.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about these and other discounts is available from your financial professional and in “Opening Your Account – Buying Fund Shares” on page 66 of the Prospectus.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C		Class I
Maximum Sales Charge (Load)Imposed on Purchases (as a percentage of offering price)	2.00%	none		none

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	0.50%	0.60%	(1)	none
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Class I
Management Fees	0.75%	0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%		0.00%
Other Expenses	1.92%	1.03	%(2)	1.37%

Total Annual Fund Operating Expenses	2.92%	2.78%		2.12%
Fee Waiver/Expense Reimbursement(3)	(1.67)%	(1.23)%		(1.13)%

Total Annual Fund Operating	1.25%	1.55%		0.99%
Expenses After Fee Waiver/Expense
Reimbursement

(1)	Imposed only on redemptions of Class C shares within 12 months of purchase.

(2)	For the most recent fiscal period since the Fund’s inception, the Fund had nominal Class C assets, and the actual expense ratio for Class C shares (6.40%) bears no relation to the expected ratio when the class has an expected level of assets. Accordingly, other expenses are estimated for the current period.

(3)	Thornburg Investment Management, Inc. (“Thornburg”) and Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C and Class I expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg or TSC before February 1, 2011, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$325	$931	$1,563	$3,260
Class C Shares	$218	$746	$1,360	$3,020
Class I Shares	$101	$555	$1,035	$2,362
You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$158	$746	$1,360	$3,020
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from April 1, 2009 through September 30, 2009, the Fund’s portfolio turnover rate was 14.37% of the average value of its portfolio.
Principal Investment Strategies
Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s investments in pursuing the Fund’s investment goal. The Fund invests principally in a portfolio of municipal obligations issued by states and state agencies, local governments and their agencies, and by certain United States territories and possessions. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, the difference in yields between higher and lower-rated obligations, and analysis of specific obligations. The Fund invests in obligations and participations in obligations of any credit quality. The Fund may invest up to 50 percent of its portfolio in lower-quality debt obligations rated at the time of purchase as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, issued by obligors with comparable below-investment-grade obligations outstanding or deemed by Thornburg to be comparable to obligors with outstanding below-investment-grade obligations. The Fund may also invest in obligations that are in default at the time of purchase. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants.
The Fund may invest in municipal obligations of any maturity, but seeks to maintain a portfolio of investments having a dollar-weighted average effective duration of normally one to ten years. Duration is a measure of a municipal obligation’s sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. During temporary periods the Fund’s average effective duration and average portfolio maturity may be reduced for defensive purposes. There is no limitation on the duration or maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund attempts to reduce changes in its share value through credit analysis, selection and diversification.
The Fund normally invests 100% of its assets in municipal obligations. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund’s temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax. Gains realized on investments held by the Fund and not offset by realized losses will be subject to federal income tax.
The Fund also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), to the extent Thornburg believes such investments may assist the Fund in pursuing its investment goal.
Principal Investment Risks
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. Please note that because the Fund’s objective is to provide high current income, the Fund invests with an emphasis on income, rather than stability of net asset value.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if Thornburg pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or risks affecting specific issuers in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.
Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for any intermediate and longer-term obligations owned by the Fund. This effect is also typically more pronounced for lower-rated and unrated municipal obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.
Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other

2 Thornburg Strategic Municipal Income Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher-rated obligations to default and to downgrades.
Market and Economic Risk – The value of the Fund’s investments may decline and the Fund’s share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower-rated and unrated municipal obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the obligations that it holds, or may only be able to sell those obligations at less than desired prices. The market for lower-rated and unrated obligations (including particularly “junk” or “high yield” bonds) may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.
Derivatives Risk – The Fund’s investments in derivatives involve the risks associated with the securities or other assets underlying the derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to a derivative to perform its obligations to the Fund, the Fund’s inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.
Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 59 of the Prospectus.
Past Performance of the Fund
No performance information is presented because the Fund commenced investment operations on April 1, 2009.
Management
Investment Advisor: Thornburg Investment Management, Inc.
Co-Portfolio Managers:
George Strickland, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 1991 and has been one of the persons primarily responsible for management of the Fund since its inception in April 2009.
Josh Gonze, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 1999 and has been one of the persons primarily responsible for management of the Fund since its inception in April 2009.
Christopher Ryon, cfa, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2008 and has been one of the persons primarily responsible for management of the Fund since its inception in April 2009.
Purchase and Sale of Fund Shares
Minimum Initial Purchase
Class A and C Shares
$5,000 per Fund per account for individual investors.
$2,000 per Fund per account for individual retirement accounts.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Class I Shares
$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.
$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Minimum Subsequent Purchases
All Classes
$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).
Redemptions
You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.
Tax Information
The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 78 of the Prospectus.

Thornburg Strategic Municipal Income Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TH2232

4 Thornburg Strategic Municipal Income Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download